Exhibit 10.145

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Second Amendment”) is made and entered into as of the 6th day of October, 2008, by and among by the selling parties identified on Seller Information Schedule attached as Schedule 1 to the Agreement (as that term is defined below) each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a “Seller” and collectively “Sellers”), and JRK BIRCHMONT ADVISORS, LLC, a Delaware limited liability company and JRK PROPERTY HOLDINGS, INC., a California corporation, each having a principal address at 11766 Wilshire Boulevard, Suite 1450, Los Angeles, California 90025 (collectively as “Purchaser”), or its permitted assignee or assignees as provided in Section 14.4 of the Agreement.

RECITALS

A.        Sellers and Purchaser are parties to that certain Agreement for Purchase and Sale and Joint Escrow Instructions, dated September 29, 2008 (the “Agreement”) pertaining to the purchase and sale of those certain real properties located in Georgia more particularly described on Exhibits A-1 through A-2 attached to the Agreement (the “Properties”).

B.         Sellers and Purchaser intend to modify the Agreement with respect to the date for delivery of the Management Agreements as described in Section 6.1.4 of the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein but not otherwise defined shall have the same meanings given to them in the Agreement.

2.                  Management Agreements.

(a)                The reference in Section 6.1 of the Agreement to “October 6, 2008” is hereby deleted and replaced with “October 9, 2008.”

(b)               The reference in Section 6.1.4 of the Agreement to “October 6, 2008” is hereby deleted and replaced with “October 9, 2008.”

3.                  Counterparts.  This Second Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

4.                  Ratification.  Except as expressly set forth in this Second Amendment, all other terms and conditions of the Agreement shall remain unmodified, the same being ratified, confirmed and republished hereby.

5.                  Governing Law.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

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NOW, THEREFORE, the parties hereto have executed this Second Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions as of the date first set forth above.

Sellers:

BELMONT PLACE APARTMENTS:

FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership

By:       CONCAP EQUITIES, INC., a Delaware
            corporation, its general partner

            By:  /s/John Spiegleman

            Name:  John Spiegleman

            Title:  Senior Vice President

LAUREL HILLS PRESERVE APARTMENTS:	AMBASSADOR IV, L.P., a Delaware limited partnership By: AMBASSADOR IV, INC., a Delaware corporation, its general partner By: /s/John Spiegleman Name: John Spiegleman Title: Senior Vice President

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Purchaser:

JRK PROPERTY HOLDINGS, INC.,
a California corporation

By: /s/Jay Schulman
Name:  Jay Schulman
Title:  President

JRK BIRCHMONT ADVISORS LLC,
a Delaware limited liability company

By:   JRK Birchmont Capital Partners LLC,
a California limited liability company,
its Managing Member

By:   JRK Property Holdings, Inc.,
a California corporation,
its Manager

By:  /s/Jay Schulman
Name:  Jay Schulman
Title:  President

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